UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

Bryn Mawr Bank Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA	19010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

610-525-1700

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition.

On October 21, 2004, Registrant issued a Press Release announcing the results of operations for the three and nine month periods ending September 30, 2004. The text of the Press Release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c)	The following Exhibit is being furnished pursuant to Item 12:

99.1	Press Release announcing the results of operations for the quarter ending September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: October 22, 2004

EXHIBIT INDEX

Exhibit 99.1 Press Release dated October 21, 2004